AMENDMENT NUMBER 1
                             Employment Agreement of
                             Patrick C. FitzPatrick

     THIS AMENDMENT NUMBER 1 entered into as of this first day of May, 2002, by and between DynCorp, a Delaware corporation (the "Company"), and Patrick C. FitzPatrick, its Senior Vice President and Chief Financial Officer (the "Executive"):

     WHEREAS the Company and the Executive entered into that certain Employment Contract effective November 1, 2001 (hereinafter the "Employment Contract") and

     WHEREAS in consideration of the mutual undertakings herein described, the parties desire to amend the Employment Contract in the following particulars, but not otherwise;

     NOW THEREFORE, for and in consideration of the parties' agreements hereinafter set forth, the Employment Contract is hereby amended as follows:

1. Paragraph 1, Section 4.3.1 of the Employment Contract is hereby amended by deleting such paragraph in its entirety and substituting the following in lieu thereof:

          "Semi-annual payments as specified in the following table, the first of which shall be made within 5 days of the termination of the Executive's employment with the Company, and thereafter at the end of each of the successive six-month periods, in amounts as indicated in such table (increased by 4% per annum for each 12 months or portion thereof that transpires between the effective date of this Agreement and the date such initial payment is made) without withholding or deduction; provided that such payments shall be in consideration of the Executive providing consulting services to the Company as an independent contractor for the periods indicated and for up to the number of hours per 6-month period specified in such table:

           -------------------------------------------------------------------------------------------
            Employment Termination Date     No. of       Semi-Annual        Term of        Maximum
                                          Semi-Annual      Payment       Consulting in     Hrs. Per
                                             Pmts.                           Months        6-Month
                                                                                            Period
           -------------------------------------------------------------------------------------------
           Before February 1, 2003             8           $61,500             48            160
           -------------------------------------------------------------------------------------------
           February 1, 2003 through            7           $60,000             42            160
           January 2004
           -------------------------------------------------------------------------------------------
           February 1, 2004 through            7           $56,500             42            160
           January 2005
           -------------------------------------------------------------------------------------------
           February 1, 2005 through            6           $55,000             36            160
           January 2006
           -------------------------------------------------------------------------------------------
           February 1, 2006 through            6           $46,500             36            150
           January 2007
           -------------------------------------------------------------------------------------------
           After January 2007                  5           $46,000             36            150
           -------------------------------------------------------------------------------------------

          Services to be furnished hereunder by the Executive shall be consistent with the Executive's past service with the Company, as requested by the President of the Company, provided further, however, that in the event of the death or Complete Disability of the Executive any time during the term of such consulting, the Executive or his estate or legal representative shall be entitled to receive within 10 days of death or Complete Disability an amount equal to 50% of the balance of such payments remaining to be paid.

2.   Section 7.2 of the  Employment  Contract  shall be amended by deleting such section in its entirety and substituting the following in lieu thereof:

          "In consideration of the covenant described in Section 7.1, the Company agrees to pay the Executive the amount specified in the following table (increased by 4% per annum for each 12-month period or portion thereof that transpires between the effective date of this Agreement and the date of termination) which shall be payable in full within 5 days of the delivery of the release described in Section 4.3 hereof;

                      -------------------------------------------------------------------
                          Employment Termination Date                Covenant Payment
                      -------------------------------------------------------------------
                      Before February 1 2003                             $950,000
                      -------------------------------------------------------------------
                      February 1 2003 through January 2004               $900,000
                      -------------------------------------------------------------------
                      February 1 2004 through January 2005               $850,000
                      -------------------------------------------------------------------
                      February 1 2005 through January 2006               $800,000
                      -------------------------------------------------------------------
                      February 2006 through January 2007                 $750,000
                      -------------------------------------------------------------------
                      After January 2007                                 $700,000
                      -------------------------------------------------------------------

          In the event of a breach of such covenant by the Executive, damages, if any recoverable by the Company, shall be limited to an amount equal to the amount of the above covenant payment times a fraction the numerator of which shall be the number of months remaining to be performed under the Consulting Agreement described in Section 4.3.1 hereof at the time of the breach and the denominator of which shall be the number of months of the Executive's consulting obligation as described in the table in Section 4.3.1."

In witness whereof, the undersigned have caused this Amendment Number 1 to be executed effective as of the year and date set forth above.

DynCorp

By:_____________________________

Executive

/S/ Patrick C. FitzPatrick
-------------------------------
Patrick C. FitzPatrick